METLIFE INVESTORS INSURANCE COMPANY
                 METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE

           SUPPLEMENT DATED DECEMBER 30, 2003, TO THE PROSPECTUS DATED
     MAY 1, 2003, FOR THE METLIFE INVESTORS COVA VARIABLE ANNUITY CONTRACTS

The prospectus dated May 1, 2003, of the MetLife Investors Insurance Company for the Cova Variable Annuity Contracts incorrectly described the fees and expenses of certain investment options available under the Contracts. This Supplement explains the error and amends the prospectus to correctly describe the fees and expenses of the investment options. The Supplement also describes certain remedial measures that have been undertaken with respect to Contract owners invested in one or more of the investment options.

The following investment options were incorrectly described as Class A portfolios of the Metropolitan Series Fund ("MSF") or the Met Investors Series Trust ("MIST") that do not have 12b-1 or service fees:

               Capital Guardian U.S. Equity Portfolio (MSF)
               Davis Venture Value Portfolio (MSF)
               MFS(r) Total Return Portfolio (MSF)
               MFS(r) Research International Portfolio (MIST)

The Class B shares for Capital Guardian U.S. Equity Portfolio, MFS(r) Total Return Portfolio and MFS(r) Research International Portfolio and Class E shares for Davis Venture Value Portfolio (the "Portfolios") were added as investment options to the Contracts on May 1, 2002, and MetLife Investors Insurance Company (the "Company") intended to continue offering the Class B and Class E shares of the Portfolios on and after May 1, 2003. As a result, the daily 12b-1 or service fee applicable to such Class B and Class E shares were deducted from assets of the Portfolios, notwithstanding that the May 1, 2003, prospectus for the Contracts inadvertently described the Class B and Class E shares of the Portfolios as Class A shares.

The Company has undertaken certain remedial measures with respect to Contract owners invested in one or more of the Portfolios at any time during the period of May 1, 2003, to January 4, 2004. For this period, the Company will credit all purchase payment allocations and transfers made into the Portfolios during the period to the Class A shares of the Portfolios. Owners' Contract account value will be increased to reflect 12b-1 or service fees deducted under Class A shares. Any owners that withdrew their entire account values during this period will be paid the difference between what they received and what they would have received had they been invested in Class A shares of the Portfolios, provided no amount will be paid if the difference is less than $10.00.

Effective on and after January 5, 2004, only the Class B and Class E shares, respectively, of the Portfolios will be available for purchase payment allocations and transfers under the Contracts. The Class B and Class E shares of the Portfolios are the same as the Class A shares described in the prospectus, except that a 12b-1/service fee is charged in the amount of 0.25% in the case of Class B shares and 0.15% in the case of Class E shares.

In this regard, the Investment Portfolio Expense table in the prospectus for the Portfolios is amended to read as follows:

INVESTMENT PORTFOLIO EXPENSES (SEE NOTE 1 BELOW)
(as a percentage of the average daily net assets of an investment portfolio)

The following table is a summary. For more complete information on investment portfolio fee and expenses, please refer to the prospectus for each investment portfolio.


                         MET         MFS(r)                         CAPITAL     DAVIS       MFS(r)
                         INVESTORS   RESEARCH        METROPOLITAN   GUARDIAN    VENTURE     TOTAL
                         SERIES      INTERNATIONAL   SERIES         U.S.EQUITY  VALUE      RETURN
                         TRUST       PORTFOLIO       FUND           PORTFOLIO   PORTFOLIO   PORTFOLIO
                         -----       -------------   ----           ---------   ---------   ---------
Management Fees                         0.80%                         0.68%       0.75%       0.50%

12b-1/Service Fees                      0.25%                         0.25%       0.15%       0.25%

Other Expenses                          1.02%                         0.06%       0.05%       0.16%

Total Annual
  Portfolio Expenses                    2.07%                         0.99%       0.95%       0.91%

-----------------------------------------------------------------------------------------------------
NOTE 1. NET INVESTMENT PORTFOLIO EXPENSES AFTER EXPENSE REIMBURSEMENTS AND/OR WAIVERS
(as a percentage of the average daily net assets of an investment portfolio)

Net Total Annual Portfolio Expense       1.35%
Voluntary
Contractual                               X
Termination of Contract                4/30/04

The Net Total Portfolio Expenses in this Note reflect: (a) voluntary arrangements in 2002 under which investment advisers or managers of investment portfolios have reimbursed and /or waived expenses of investment portfolios; or
(b) contractual arrangements that have been restated as of May 1, 2003, under which advisers or managers of investment portfolios have agreed to reimburse and/or waive expenses of the portfolios. The investment adviser or manager may terminate a voluntary arrangement at any time, and each of the contractual arrangements terminates on the date indicated for "termination of contract" (excluding optional extensions). Net Total Annual Portfolio Expenses have not been restated to reflect expense reductions that investment portfolios achieved as a result of directed brokerage arrangements. The investment portfolios provided the information on their expenses, and we have not independently verified the information. Unless otherwise indicated the information provided is for the year ended December 31, 2002.

                                      * * *

PLEASE USE THIS SUPPLEMENT WITH YOUR PROSPECTUS. READ THIS SUPPLEMENT AND YOUR PROSPECTUS CAREFULLY AND KEEP THEM TOGETHER FOR FUTURE REFERENCE.